ITEX Corporation
                          PRELIMINARY PROXY MATERIALS
                          ---------------------------
                       PRESIDENT'S MESSAGE TO SHAREHOLDERS


December 1, 1997


Dear Shareholder:

         With this mailing you are once again given the opportunity to be heard on important issues facing your Company. The enclosed proxy materials describe several issues on which you are being asked to vote. It is of utmost importance to ITEX Corporation and I urge you review the materials now and send your proxy in the enclosed envelope. We at ITEX are excited about the future of your Company and I wanted to take this opportunity to share some of that excitement with you.

         The last year is one which long will be remembered by me and will, I believe, prove to be a watershed year for your Company. I took over the helm of ITEX in September of 1996. At the beginning of 1997 the Company was faced with a declining stock price, major litigation with ITEX's primary competitor, and general turmoil in the Company's operations brought about by unprecedented attacks on the integrity and stability of ITEX Corporation.

         As the end of 1997 draws near, your Company has prevailed in its litigation against BXI. While the matter is on appeal, it appears that we will be successful in bringing to a positive conclusion an acquisition which Management and the Board of Directors firmly believed was in the best interests of the Company. The Courts have now vindicated that position, and I believe our integrity and judgment have have vindicated as well. As was reported in the Company's Form 10-K for the fiscal year ended July 31, 1997, we are optimistic that court ordered mediation will result in a negotiated settlement to the issues which have divided ITEX and the BXI Trade Exchange.

         On the operational front, we reported an increase in earnings per share of 174% from $0.19 per share in 1996 to $0.52 per share in 1997. Net income tripled over last year even though revenues were down 5.7% And although the Company continued to show a negative cash flow from operations, the negative amount was down to $349,000 from last year's $1,418,000 figure. This year we have strengthened ourselves financially and positioned your Company for continued domestic growth and international expansion.

         I am most excited about several new initiatives to diversify the Company's vision for the future. In July we began a partial redeployment or our assets and investment strategy by acquiring claims to natural resources located on four industrial mineral properties in the State of Washington. Subsequently your Company has obtained several additional mineral property claims at nominal cost by original claim staking.

         In addition, the Company embarked on an exciting new venture through its wholly owned foreign subsidiary, Associated Reciprocal Traders, to develop 16 acres of improved but undeveloped resort property known as the Villas Punta Ballena Samana Resort located in the northeast corner of the Dominican Republic. The resort, with planned condominium and hotel units, fits extremely well with your Company's already well developed travel related services business. Resort destination travel is more popular than ever and your Company intends to make Villas Punta Ballena a first class opportunity both for the Company and for the members of the ITEX Trade Exchange.

         Internationally, the Company has successfully added six new international licensees bringing the ITEX presence to some seventeen countries with plans for adding several more in 1998. In addition, the Company formed a stragegic alliance with the International Business Network for World Commerce and Industry, Ltd. (IBNET) through which the Company will be able to facilitate barter transactions which enhance the World Chambers of Commerce mission of meeting the needs of its international constituents. Your Company's alliance with IBNET is a significant opportunity to advance the Company's effectiveness in international marketplaces.

         Your Company continues to be in the forefront of technology applications to domestic and international barter transactions. Among other initiatives, your Company has made its innovative BarterWire trading technology available to clients through the internet with "ITEX Online", complete with its own in-house gateway and web server which can be accessed at www.itex.com.

         In short, the future looks bright to all of us here at the ITEX Headquarters as well as to industry analysts. But for this momentum to continue it is extremely important that you, the Shareholders, participate in charting the Company's future through your participation in the Annual Meeting to be held on January 8, 1998. Please take a moment now to review the proxy materials and, if you will be unable to attend the Meeting, return your proxy with your vote on the very important issues to be considered at the Annual Meeting. It takes only a few minutes to vote and return your proxy and I encourage you to do so.

         In the mean time, I and the Company's entire staff are available to answer any questions you may have concerning your Company and its vision for the coming years. We are excited and believe that you will be, too.

Sincerely,



GRAHAM H. NORRIS
President and
Chief Executive Officer

PRELIMINARY PROXY MATERIALS
---------------------------






December 1, 1997

TO THE SHAREHOLDERS OF ITEX CORPORATION:

         You are cordially invited to attend the Annual Meeting of the Shareholders of ITEX CORPORATION (the "Company"). The meeting will be held on Thursday, January 8, 1998 at 1:00 p.m., Pacific Standard Time in the Conference Room, second floor, 2 Lincoln South, at 10220 S.W. Greenburg Road, Portland, OR 97223 for the following purposes:

     1. To ratify adoption of Amended and Restated By-Laws for the Company.

     2. To elect three directors to serve for a term of one year; three directors to serve a term of two years; and three directors to serve a term of three years, or until their successors are elected and qualified. The Board of Directors has nominated Mary Scherr, Dr. Charles Padbury and Vern
     O. Curtis to serve a one year term; Robert Nelson, Dr. Evan Ames and Ronald
     P. Erickson to serve a two year term; and Graham Norris,  Joseph Morris and
     G. Dale Weight to serve a three year term.

     3. To adopt an Amendment to the Articles of Incorporation of the Company changing the authorized capital of the Company from 20 million shares to 50 million shares.

     4. To adopt Amended and Restated Articles of Incorporation for the Company.

     5. To ratify the 1997 Incentive Stock Option Plan for employees, officers, directors and consultants of the Company. The details of this Plan are described in the accompanying Proxy Statement.

     6. To ratify the 1998 Incentive Stock Option Plan for employees, officers, directors and consultants of the Company. The details of this Plan are described in the accompanying Proxy Statement.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only shareholders of record at the close of business on November 21, 1997 are entitled to notice of and the opportunity to vote at the Annual Meeting.

     In addition to the formal items of business, shareholders will hear a presentation by Management on the Company's general state of affairs, including its current financial and operating condition.

BY ORDER OF THE BOARD OF DIRECTORS:



---------------------------------------------------------------
Graham H. Norris, Sr., President, CEO and Chairman of the Board

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO INSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                        ITEX CORPORATION PROXY STATEMENT
                                                               PRELIMINARY PROXY
                                                               -----------------

         The enclosed proxy is solicited on behalf of the management and Board of Directors of ITEX CORPORATION (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, January 8, 1998 at 1:00 p.m., Pacific Standard Time in the Conference Room, second floor, 2 Lincoln South, at 10220 S.W. Greenburg Road, Portland, OR 97223. The Company's principal executive office is located at One Lincoln Center, 10300 S.W. Greenburg Road, Suite 370, Portland, OR 97223. The Company will bear the cost of preparing and mailing the Proxy Form, this Proxy Statement, a copy of the Company's Annual Report for the fiscal year ended July 31, 1997 and any other material furnished to the shareholders by the Company in connection with the Annual Meeting.

         The Company expects to mail this Proxy Statement, the enclosed Proxy Form and a copy of the Company's Annual Report for the fiscal year ended July 31, 1997 to shareholders of record as of the close of business on November 21, 1997 on or about December 1, 1997. Only shareholders of record at the close of business on November 21, 1997 are entitled to notice of and the opportunity to vote at the Annual Meeting. The number of shares outstanding on November 21, 1997 was shares, each of which is entitled to one vote for each proposal voted upon at the Annual Meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may also solicit proxies by telephone or personal contact without receiving extra compensation for their services. Brokers, dealers, banks or other nominees are requested to forward solicitation materials to their principals to obtain authorization for the execution of the Proxy Form. All valid proxies will be voted at the Annual Meeting of Shareholders in accordance with each shareholder's instructions contained in the Proxy Form. Abstentions and broker non-votes will not be counted either for against any proposal. Pursuant to the Company's Articles of Incorporation, there are no cumulative voting rights.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before it is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office a written instrument of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. A shareholder who attends the meeting need not revoke his or her proxy and vote in person unless he or she wishes to do so.


    PROPOSAL NO. 1 -- TO RATIFY AMENDED AND RESTATED BY-LAWS FOR THE COMPANY

         The By-Laws of the Company have not been amended since they were originally adopted. The original By-Laws were entitled "By-Laws of ITEX Barter Systems, Inc." (Original By-Laws). The new By-Laws will be entitled "Amended and Restated By-Laws of ITEX Corporation" (Amended By-Laws). The change is necessary because the Company has undergone a name change and the By-Laws need to be updated to fit the needs of the Company. A description of the specific changes reflected in the Amended and Restated By-Laws is set forth below:

         Article II, Section 2 will be altered by the Amended By-Laws. In the original By-Laws, the date of the annual meeting was scheduled for the second Friday of November. The Amended By-Laws change the date to the first Thursday in January. The change was made for the convenience of the Board of Directors and the Shareholders of the Company and based upon the difficulty in preparing annual report and proxy materials in time for a November meeting.

         Article II, Sections 3 and 7 will be altered by the Amended By-Laws. The original By-Laws provide the Shareholders with at least ten (10) days advance notice of the annual meeting, but no more than fifty (50) days notice. The Amended By-Laws maintain the minimum of ten days notice but increase the maximum to sixty (60) days notice. The change was made to conform to provisions of Nevada Law and to provide Shareholders with more advanced notice.

         The Amended By-Laws insert a new Section 8 to Article II. The provision is entitled, "Notice of Specific Purpose." The new provision limits the business conducted at special meetings to the purposes for which the meeting was called. Shareholders may make proposals which may be listed on the proxy statement. However, the Shareholder must comply with Rule 14a-8 of the Securities and Exchange Act of 1934. This provision has been added to ensure that special meetings are conducted in an efficient and productive manner.

         Article II, Section 9 of the original By-Laws will be altered by the Amended By-Laws by the addition of the phrase "the Articles of Incorporation, or the By-Laws." The change was made to increase the number of situations in which the majority of a quorum may decide a question.

         Article III, Section 1 will be altered by the Amended By-Laws. The original By-Laws provided for election of all Directors at the annual meeting. The Amended By-Laws provide for the election of the entire Board of Directors at the first annual meeting following approval of these By-Laws. The terms of the Directors will initially be for one, two, and three years. Thereafter, all terms will be for three years. The provision enables the staggering of Director terms. At all future meetings, a maximum of three Directors will be elected for full, three year terms. The change will promote continuity and stability on the Board while maintaining the accountability of the Directors to the Shareholders. This provision also has been inserted as a defense to deter attempted acquisitions of the Company which are not in the best interest of the Company.
This provision will be further discussed below.

         Article III, Section 2 will be altered by the Amended By-Laws. The original By-Laws provided for the filling of vacancies on the Board of Directors by a simple majority vote by the Board of Directors. The Amended By-Laws require a two-thirds (2/3) majority vote by the Board of Directors to fill a vacancy. Any vacancy will be filled by the Board of Directors for the remaining term of the departing Director. This change will ensure that vacancies will only be filled by Directors that represent the will of the majority of the Shareholders. This provision also has been inserted as a defense to deter attempted acquisitions of the Company which are not in the best interest of the Company. This provision will be further discussed below.

         Article III, Section 3 will be altered by the Amended By-Laws. The original By-Laws provided that a majority of shareholders may remove a Director and is not in compliance with Nevada law. The Amended By-Laws alter the provision in order to conform with Nevada law.

         Article III, Section 4 will be added by the Amended By-Laws. The provision enables the Directors, by a two-thirds vote, to remove another
Director. The provision has been inserted as a defense to deter attempted acquisitions of the Company which are not in the best interest of the Company. This provision will be further discussed below.

         Article III, Section 5 will be altered by the Amended By-Laws. The change allows all Committees of the Board to function after the resignation of a Director.

         Article III, Section 10 will be altered by the Amended By-Laws. The Amended By-Laws slightly reword the provision to clarify that the Board of Directors may meet using any and all forms of communication that allow each Director to hear and be heard by all other Directors.

         Article III, Section 11 will be altered by the Amended By-Laws. The Amended By-Laws allow notice of Board meetings to be given to Directors using a telefax.

         Article III, Section 12 will be altered by the Amended By-Laws. The Amended By-Laws insert the phrase, "the Articles of Incorporation, or these By-Laws." after "... provided by statute." The change was made to increase the number of situations in which the majority of a quorum may act in furtherance of the interests of the Company.

         Article VI will be altered by the Amended By-Laws. The Amended By-Laws clarify that the Board may declare any dividend, particularly a cash or stock dividend, that Nevada Law permits. In addition, the Amended By-Laws change "Certificate of Incorporation" to "Articles of Incorporation" to reflect the correct terminology used by the State of Nevada.

         Article XI will be altered by the Amended By-Laws. The original By-Laws required a majority vote by the Board to repeal, alter, or amend the By-Laws or substitute new By-Laws. The Amended By-Laws require a two-thirds majority to repeal, alter, amend, or substitute By-Laws. The provision promotes stability and ensures that any change will reflect the will of the Shareholders.

         The foregoing amendments to the By-Laws of the Company were adopted by the Board of Directors on September 3, 1997. As permitted by Nevada law, the By-Laws as originally adopted by Company as well as the Amended and Restated By-Law provide that the By-Laws may be amended by a vote of the Board of Directors of the Company. Management decided that it would submit the Amended and Restated By-Laws for ratification by the Shareholders of the Company in order that the Shareholders might be fully informed of the provisions governing the day-to-day operations of the Company. A copy of the Amended and Restated By-Laws of ITEX Corporation has been sent with this Proxy Statement.

MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 1.

                     PROPOSAL NO. 2 -- ELECTION OF DIRECTORS

         The Company's Board of Directors has nominated the candidates listed below for election to the Company's Board of Directors for a one, two or three year term and until their successors are elected and qualified. The change to staggered elections for directors is a result of a recent amendment to the bylaws of the Company by the Board of Directors as permitted by the bylaws. The Board of Directors determined that in order to protect against a hostile takeover of the Company and to assure continuity, it was advisable to stagger the terms of the Company's nine directors so that no more than three directors are elected in any one year.

         In order to effect this change in the bylaws, it is necessary to elect three directors to serve for a term of one year; three directors to serve a term of two years; and three directors to serve a term of three years, or until their successors are elected and qualified. As soon as this staggered schedule in enacted, one-third of the Directors will be elected each year rather that the entire Board as had previously been the case. If a Director resigns or otherwise ceases to act as a Director prior to the completion of his or her term of office, the Board of Directors is empowered to appoint a replacement Director for the remainder of the term of the departing Director.

         The Board of Directors has nominated Mary Scherr, Dr. Charles Padbury and Vern O. Curtis to serve a one year term; Robert Nelson, Dr. Evan Ames and Ronald P. Erickson to serve a two year term; and Graham Norris, Joseph Morris and Dale Weight to serve a three year term.

         Dr. Sherry Meinberg, previously a member of the Board resigned on October 2, 1997 to devote more time to her writing, lecturing and educational consulting activities. Ronald P. Erickson was elected by the Board of Directors to serve Dr. Meinberg's unexpired term.

Nominees to the Board of Directors:

Graham H. Norris, Sr., CTB, age 55, President, CEO and Chairman of the Board of Directors, Director since 1986, nominated to a three year term.

         Mr. Norris, who was elected President and Chief Executive Officer of the Company on September 6, 1996, has over 30 years experience in management and finance. Prior to his becoming President of the Company, he had been a consultant providing a variety of management consulting services to small private and public corporations. After a period of transition in management of the Company, Mr. Norris was elected Chairman of the Board of Directors in addition to President and Chief Executive Officer. Mr. Norris has been a pilot for United Airlines since 1963. He has been a director of the Company since 1986. In 1993, Mr. Norris became an ITEX Broker, operating an independent barter office in Provo, Utah, in which capacity he earned the credential of Certified Trade Broker.

Mary Scherr, CTB, age 60, Vice President of Broker Development, Director since 1986, nominated to a one year term.

         Ms. Scherr has over fourteen years of experience within the barter industry. Upon joining ITEX in 1984 as an independent broker, Ms. Scherr was routinely recognized for outstanding sales performance. In fact, she was honored with Broker of the Year for distinguishing herself among her Company peers. In 1993, Ms. Scherr was brought into the internal operations of ITEX as Vice President of Broker Development. Ms. Scherr holds a Masters Degree from the University of Iowa.

Charles T. Padbury, age 59, Director since 1992, nominated to a one year term.

         Dr. Padbury is a Beaverton, Oregon dentist and has been a member of the ITEX Retail Trade Exchange since 1985. Dr. Padbury has brought a wealth of experience to the Board in terms of the interests, perceptions, and vantage point of the ITEX client. During 1996 Dr. Padbury served briefly as Chairman of the Board of Directors.

Robert Nelson, CPA, age 50, Director since 1995, nominated to a two year term

         Mr. Nelson is a Certified Public Accountant in private practice in Portland, Oregon specializing in tax accounting. He has also been an active member of the ITEX Retail Trade Exchange, and expects to bring the advantages of both of these experiences to the Board. Mr. Nelson received an MBA from Brigham Young University and is still active in the BYU Management Society. He is a member of the American Institute of CPAs and the Oregon Society of CPAs.

Evan B. Ames, age 58, Director since 1995, nominated to a two year term.

         Dr. Ames acquired his Ph.D. in 1971 from Princeton University, majoring in near eastern and Soviet studies. He has served with the Central Intelligence Agency. In 1985 Mr. Ames became affiliated with R.L. Ball & Associates as an investment researcher, analyst, and investment strategist. He is currently a Registered Investment Adviser registered with the Securities & Exchange Commission.

Joseph Morris, CPA, age 48, Director, Senior Vice President and Chief Financial Officer, Director since 1995, nominated to a three year term.

         Mr. Morris serves as both a Director and Senior Vice President and Chief Financial Officer of ITEX. With over 15 years experience in and around the barter industry, Mr. Morris has served as technical liaison between the Financial Accounting Standards Board (FASB) and International Reciprocal Trading Association (IRTA). He served as financial officer for Software-Intercomp, Inc. of Denver Colorado, a publicly traded company on NASDAQ from 1984 through July 1995, except for the period 1988 to 1990. During that period, Mr. Morris was a technical project manager with FASB. Mr. Morris is an accomplished CPA and author of seven books on accounting practices. Mr. Morris was appointed Chief Financial Officer of the Company on January 18, 1996.

Ronald P. Erickson, age 53, Director, nominated to a two year term, Director since 1997.

         Mr. Erickson is Chairman and Chief Executive Officer of GlobalTel Resources, Inc., a provider of telecommunications services, messaging and intranet solutions headquartered in Seattle, Washington. Mr. Erickson was previously Chairman/Vice-Chairman/President and CEO of Egghead Software, Inc., a software reseller, where he was also one of the company's founders.

         He has been involved in various aspects of the microcomputer technology industry for the past seventeen years. He was co-founder of Microrim, Inc., a regional database software development company; was Chairman and CEO of NBI, Inc. a software development and systems integration company; and has been an investor and active director in a number of other technology companies including Telecalc (telecommunications), Lone Wolf (multimedia networking), Pantheon (Internet publishing), I.Q. Technology (computer connectivity), Digital Data Networks (multimedia advertising) and AEI Music Network (global music sales and distribution). He has a law degree and was a practicing attorney form 1975 to the late 1980's. Earlier in his career he worked in Washington, D.C. as a White House staff member.

Vern O. Curtis, age 63, nominated to a one year term.

         Mr. Curtis is a private investor who resides in Portland, Oregon. From 1998 to 1991 he was Dean of the School of Business and Economics of Chapman College, Orange, Californai. From 1968 to 1987 he was employed by Denny's Inc. with which he served as Treasurer in 1969, Chief Financial Officer in 1971, Executive Vice President and Director in 1978 and President and Chief Executive Officer from 1980 until his retirement in 1987.

         Mr. Curtis serves on the Boards of Directors of PIMCO Funds, a group of mutual funds that manages $19 billionsecurities , primarily fixed income securities; of PIMCO Commercial Mortgage Trust, Inc. (NYSE) a closed-end fund specializing in investments in commercial mortgage-backed securities; a group of Real Estate Investment Trusts (each listed on the ASE); and Fresh Choice, Inc. (Nasdaq) a restaurant company with approximately 50 units operating primarily in California.

G. Dale Weight, age   , nominated to a three year term.

         Dr. Weight is the dean of the Atkinson Graduate School of Management at Willamette University in Salem, Oregon. Dr. Weight joined the university in 1990 after 20 years of private sector banking leadership including seven years as chairman and CEO of a $5 billion Oregon-based bank. He has also served in the public sector as a federal government economist with the federal reserve system and as a fderal financial institution regulator. He has served as a member and chairman of the Oregon State Board of Education, as chairman of the Associated Oregon Industries Foundation, and as a member of the board of The Federal Reserve Bank of San Francisco (Portland office), the Federal Home Loan Bank of Seattle, and the Oregon Independent College Foundation. In addition to his duties as dean and professor of finance at the Atkinson Graduate School of Management, he currently serves as a member of Oregon Governor Kitzhaber's Council of Academic Advisors and as an abritrator for the National Association of Securities Dealers. He currently is a member of the board of directors of York Graphics, Inc. of York, Pennsylvania.

         The ITEX Board of Directors has a standing audit committee comprised of Mr. Nelson, Mr. Morris and Dr. Ames and a standing compensation committee comprised of Dr. Padbury, Mr. Nelson and Dr. Ames. In the last fiscal year (August 1, 1996 - July 31, 1997) there were five meetings of the Board of Directors. There were two meetings each of the audit and compensation committees. None of the Directors attended any less than 75% of the aggregate of
(1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by committees of the Board on which each such Director served.

EXECUTIVE COMPENSATION
----------------------

         Subject to Regulation S-K Item 402(1)(2)1 the only executive officer for which disclosure is required is the President and CEO, Graham H. Norris. No other officers received compensation in excess of $100,000 although Paul Shakeshaft, who works with corporate trade but is not an executive officer, earned $114,833.19. Table No. 1 lists the compensation paid for Fiscal Year 1996-97.

                                   Table No. 1
                           Summary Compensation Table

                                                             Long Term Compensation
                                                        -------------------------------
                                                              Awards            Payouts
                                                        --------------------    -------
Name and                    Annual Compensation         Restricted
Principal               ------------------------------    Stock     Options/     LTIP      All Other
Position          Year  Salary($)   Bonus($)  Other($)    Award($)   SARs(#)    Payouts   Compensation
----------------  ----  ---------  ---------  --------  ----------   -------    -------   ------------
Graham H. Norris  1997  $           $   -0-   $          $    -0-       -0-     $   -0-   $      -0-
CEO
Paul Shakeshaft   1997  $           $   -0-   $          $    -0-       -0-     $   -0-   $      -0-

                                   Table No. 2
                      Option/SAR Grants in Last Fiscal Year

                               Options     Percent of     Exercise   Expiration
Name                           Granted(#) Total Options   Price      Date
Graham H. Norris, CEO


As of August 1, 1996, Outside Directors (i.e., Directors who are not employees of the Company) have received $500 per Board meeting attended in person or by telephone and members of Board committees have received $250 per committee meeting attended. In addition, all Directors serving on January 1, 1997 were issued 1,000 shares of the Company's restricted common stock and received the option to acquire a minimum of 2,500 additional shares pursuant to an Employees Incentive Stock Option Plan with the exercise price being the closing bid price of the stock on the trading day before the grant is made. No funds were set aside or accrued by the Company during Fiscal 1996 ending July 31, 1996 to provide pension, retirement or similar benefits for Directors or Executive Officers, other than those who are covered by the Company's 401(K) plan as employees of the Company.

In order to attract and retain individuals of exceptional qualifications to serve on the Board of Directors, on September 6, 1997, the Directors adopted a plan whereby each Outside Director is to be paid $20,000 per annum in equal monthly installments, will be issued 2,500 shares of common stock on January 2 of each year in which he or she served as a Director and will be granted the option to acquire 10,000 shares of the Company's common stock at an exercise price equal to the trading price of the Company's shares on January 2. In addition, attendance at all committee meetings shall be compensated at the rate of $750 per meeting with the chairperson of the committee receiving $1,000 per meeting.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------

Table No. 3 lists as of November 21, 1997 the shareholdings of all Directors and Executive Officers and amount of Registrant's voting securities owned by all officers and directors as a group.


                                   Table No. 3
                Shareholdings of Directors and Executive Officers


Title of   Name of                  Amount and Nature           % of
Class      Beneficial Owner         of Beneficial Ownership     Class
---------  ----------------------   -----------------------     ------
Common     Graham H. Norris, Sr.    487,106                       4.2%
                                    (78,106 shares,
                                    409,000 stock options)
---------  ----------------------   -----------------------     ------
Common     Ronald P. Erickson       -0-                           0%
---------  ----------------------   -----------------------     ------
Common     Mary Scherr              216,500                       1.8%
                                    (13,100 shares,
                                    203,400 stock options)
---------  ----------------------   -----------------------     ------
Common     Dr. Charles Padbury      88,055                        0.7%
                                    (15.055 shares,
                                    73,000 stock options)
---------  ----------------------   -----------------------     ------
Common     Robert Nelson, CPA       62,547                        0.5%
                                    (2,547 shares,
                                    60,000 stock options)
---------  ----------------------   -----------------------     ------
Common     Dr. Evan B. Ames         62,500                        0.5%
                                    (2,500 shares,
                                    60,000 stock options)
---------  ----------------------   -----------------------     ------
Common     Gerald Pitts             50,000                        0.4%
                                    (-0- shares,
                                    50,000 stock options)
---------  ----------------------   -----------------------     ------
Common     Joseph Morris, CPA       199,500                       1.7%
                                    (3,500 shares,
                                    196,000 stock options)
---------  ----------------------   -----------------------     ------
Common     Sondra Ames              6,505                         0.1%
           Vice President           (5 shares,
                                    6,500 options)
---------  ----------------------   -----------------------     ------
Common     Donovan C. Snyder        38,800                        0.3%
                                    (1,000 shares,
                                    37,800 stock options)
---------  ----------------------   -----------------------     ------
   Total   Directors and Executive  Based upon 11,735,774 shares 10.2%
           Officers                 (7,363,796 shares issued,
                                     4,371,978 stock options)
---------  ----------------------   -----------------------     -----
As of November 21, 1997 and including the options described in Proposals 5 and 6.

Table No. 4 lists persons or companies holding over 5% beneficial ownership of Registrant's outstanding stock as of November 21, 1997:

                                   Table No. 4
                           5% or Greater Shareholders


Title of      Name and address         Amount and Nature        % of
 Class       of Beneficial Owner         of Beneficial          Class
                                           Ownership
---------  ----------------------   -----------------------     -----
Common     Terry Neal               734,088                      6.3%
           3295 NW 113th Place      (275,588 shares owned,
           Portland, OR 97229       8,500 shares beneficially
                                    owned, 450,000 options)
---------  ----------------------   -----------------------     -----
Common     Bailey Mutual Fund       750,000                      6.4%
           C/O Holland Trust        (250,000 shares owned,
           Financial Services       500,000 warrants)
           Haaksbergweg 55 1101 BR
           Amsterdam ZO
           The Netherlands
---------  ----------------------   -----------------------     -----
Common     Newcastle Services, Ltd  714,625                      6.1%
           P.O. Box 461             (314,625 shares owned,
           Nova Scotia Bldg.        400,000 warrants)
           Main Street
           Charlestown, Nevis
           West Indies
---------  ----------------------   -----------------------     -----
Total      5%Based upon 11,735,774 shares    Outstanding at     18.8%
           (7,363,796 shares issued,              11/27/97
            4,371,978 stock options and
           warrants)

MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE ELECTION OF EACH DIRECTOR NOMINEE.

   PROPOSAL NO. 3 -- AMENDING THE CAPITALIZATION PROVISION IN THE ARTICLES OF
                                 INCORPORATION

         Paragraph Fourth of the Articles of Incorporation of the Company provides for a maximum number of share of authorized, voting Common Stock of twenty million (20,000,000) shares. Under this maximum, the number of outstanding shares, options, and warrants is greater than half of the maximum number of authorized, voting Common Stock. Therefore, the Company is precluded from declaring a stock dividend or a stock split. This proposal will increase the total capital of the Company to fifty million (50,000,000) shares. The maximum number of shares of authorized, voting Common Stock shall be forty-five million (45,000,000) shares. The remaining five million (5,000,000) shares shall be Preferred Stock. In accordance with Nevada Law, the Board of Directors will be authorized to make a resolution issuing a series of Preferred Stock consisting of a number of shares specified in the resolution. The resolution will also specify the voting powers, preferences, limitations, restrictions, relative rights and distinguishing designations of the series of Preferred Stock. The increased number of shares is necessary to preserve flexibility in possibly declaring a stock dividend, stock split, or conducting any other business on behalf of the Company. The ability of the Board of Directors to create a class or classes of Preferred Stock is also considered by Management to be necessary to give the Company additional flexibility in raising capital by means of the issuance of securities other than Common Stock.

         This Amendment may be also act as a defense to deter attempted acquisitions of the Company which are not in the best interest of the Company. Increasing the maximum number of authorized, voting Common Stock will enable the Company to issue more outstanding stock which will have the effect of diluting the control of individual Shareholders and may reduce the stock price. Creating a class of Preferred Stock will enable the Company to issue stock with increased voting rights which will have the effect of diluting the control of individual Shareholders. Although these provisions may also make mergers or the assumption of control by a principal shareholder more difficult, thus rendering the removal of management more difficult, management believes that this proposal is necessary for the continued prosperity of the Company. The Company is a leader in a unique field which requires a high level of expertise and specialized skills. However, the pool of knowledgeable management which is capable of skillfully guiding the Company is small. Therefore, management believes that efforts to acquire the Company and unilaterally replace management will impair operation of the Company and the ITEX Retail Trade Exchange, reducing the profitability of the Company and the stock price. Management believes that this proposal is to the benefit of the Company and will inure to the benefit of the Shareholders.

MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO.
3. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

PROPOSAL NO. 4 -- ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

         The body of the ITEX Corporation Articles of Incorporation has not been revisited since the Company was called ITEX Barter Systems, Inc. The body of the Articles of Incorporation have been amended, but remain substantially similar to the original Articles of Incorporation for The Magneto-Electric Company (hereafter, "Original Articles"). The Original Articles will be re-entitled "Amended and Restated Articles of Incorporation of ITEX Corporation" (hereafter, "Restated Articles").

         Paragraph First of the Original Articles recites the name of the Company and will not be altered by the Restated Articles.

         Paragraph Second of the Original Articles will be altered by the Restated Articles. The Restated Articles list the correct address for the Nevada registered office of the Company. The Restated Articles also expressly state that the Company may maintain offices in locations outside the State of Nevada.

         Paragraph Third of the Original Articles authorizes the Company to conduct all lawful business and will not be altered by the Restated Articles.

         Changes to Paragraph Fourth of the Original Articles are addressed in, and will be adopted by the Shareholders by an affirmative vote on, Proposal No. 3 of this Proxy Statement.

         Paragraph Fifth of the Original Articles will be altered by the Restated Articles. The Restated Articles expressly state that the Company will be governed by Directors and, because Nevada law requires the listing of current directors when a corporation restates its articles of incorporation, the Corporation's Restated Articles list the current Board.

         Paragraph Sixth of the Original Articles states that the Company will maintain a perpetual existence and will not be altered by the Restated Articles.

         Paragraph Seventh of the Original Articles provides that the Corporation's business will be conducted by the Corporation's Officers and other persons as provided in the By-Laws and will not be altered by the Restated Articles.

         Paragraph Eighth of the Original Articles authorizes the Company to hold real and personal property and will not be altered by the Restated Articles.

         Paragraph Ninth of the Original Articles, which relates to the amount of debt the Company may incur, will not be altered by the Restated Articles.

         Paragraph Tenth of the Original Articles protects the Shareholders from liability for corporate debts and will not be altered by the Restated Articles.

         Paragraph  Eleventh of the Original  Articles  enumerates the powers of the Directors and will be altered by the Restated Articles. The Restated Articles modify the first sentence to expressly state and to clarify pre-existing language that stated that the list of enumerated powers in Paragraph Eleventh is neither exclusive nor comprehensive.

         The Restated Articles add Paragraph Twelfth to specify the name and address of the registered agent of the Company. The Paragraph was added to comply with Nevada law requirements that corporations must meet when restating their articles of incorporation.

         The Restated Articles add Paragraph Thirteenth. The Original Articles were silent and did not make any provision that granted Shareholders, as a matter of right, the opportunity to subscribe for or receive additional stock. Paragraph Thirteenth explicitly states what was understood under the Original
Articles and allows the Board of Directors, in its discretion, to issue additional stock to Shareholders.

         The Restated Articles add Paragraphs Fourteenth and Fifteenth to promote the attraction of qualified people to serve as Officers and Directors of the Company and to promote the retention of those qualified people. The provisions are necessary to protect Directors and Officers from certain litigation, however, the protections are provided only to the extent authorized by the Nevada Revised Statutes.

         The Restated Articles add Paragraph Sixteenth to preserve the right of the Company to alter its Articles of Incorporation. The provision is necessary to give the Company freedom to respond in a manner most beneficial to the Company.

         A copy of the Amended and Restated Articles of Incorporation of ITEX Corporation has been sent with this Proxy Statement.

MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO.
3. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

  PROPOSAL NO. 5 -- REQUESTED SHAREHOLDER ACTION ON THE COMPANY'S 1997 INCENTIVE STOCK OPTION PLAN

         Management believes that the Company's long-term growth is dependent upon the performance and efforts of management and staff. It is considered appropriate for the Company to provide incentives for superior performance in the form of options to acquire the Company's stock. For that reason, the Board of Directors adopted an incentive stock option plan as of December 27, 1996. Under the Plan, the Company may grant to the Optionee during the period ending on a date not more than five years from the date of the grant, the option to purchase common stock of the Company at a price per share equal to the bid price of the Company's traded common stock on the date of the grant of the option. Such options vest when they are granted. The Company did not receive nor will it receive any consideration for the granting of the options.

         At the last Annual Meeting of Shareholders, not enough shares held in street name were voted to approve the plan. By a margin of almost 3 to 1, those shareholders who voted on the proposal approved it. However, because the holders of stock in street name are not permitted to vote on proposals such as this one, and since street name holders of the Company's stock did not vote in sufficient numbers to constitute a quorum for acting on that proposal, ratification of this plan was not achieved.

         This lack of ratification did not mean that the Option were not granted. Those options were validly approved by the Board of Directors. The effect of the Shareholder non-vote on the proposal simply precluded the Company from filing an S-8 Registration Statement on those shares thus making it practically impossible for Officers and Directors to exercise those options without subsequently holding the stock issued on exercise for a period in excess of one year. This effectively negated the desirablity of the options both as a method of compensating the Officers and Directors and as a source of additional income to the Company which is realized on the payment of the exercise price of the options.

         In order to solve the problems arising from the non-votes on the issue, Management is again presenting the identical 1997 Employee Incentive Stock Option Plan for Shareholder action along with Proposal No. 5 which involves the 1998 Employee Incentive Stock Option Plan.

         The following options were granted on December 27, 1996 at an exercise price of $3.75 per share, the price at which the Company's stock was trading on that date:

              a. Members of the Board of Directors each received an option to purchase 10,000 shares.

              b. Vice Presidents and vice president level managers each received the option to acquire 25,000 shares.

              c. Graham H. Norris received an option to purchase 200,000 shares in connection with his acceptance of the position of Chief Executive Officer of the Company.

              d. Mr. Norris was granted the authority to award up to a total of 100,000 options to employees or brokers of the Company.

              e. Consultants to the Company Peter Grandich (Peter Grandich Company), Mary Martin (Hamilton-Martin Group) and Jim Schilling (West Coast Consultants) each received an option to acquire 50,000 shares for 1997.

                             NEW PLAN BENEFITS TABLE

Class of stock                Name and Position                         Number of Securities Underlying
underlying Options                      of Optionee                     Options Granted
-------------------- -------------------------------------------------- -------------------------------
      Common         Graham H. Norris, President, CEO and Director      210,000
-------------------- -------------------------------------------------- -------------------------------
      Common         Each Director serving on 12/27/96 (8 persons)      10,000
-------------------- -------------------------------------------------- -------------------------------
      Common         Vice Presidents and vice president level           25,000
                     managers (5 persons)
-------------------- -------------------------------------------------- -------------------------------
                     Executive Group (6 persons)                        415,000

-------------------- -------------------------------------------------- -------------------------------
                     Non-Executive Director Group (5 persons)           50,000
-------------------- -------------------------------------------------- -------------------------------

Federal Income Tax Consequences

           The Company intends that options granted under the plan will qualify as "incentive stock options" ("ISO") under section 422 ("section 422") of the Internal Revenue Code. The following discussion of the federal income tax consequences of participation in the Plan therefore assumes that: the Plan satisfies the requirements of section 422; that all options granted will, when granted, qualify under section 422 as ISOs and will continue to so qualify at all times until exercise; and that optionees are, at all times beginning with the Date of Grant and ending on the day three months before the date of exercise, be "employees" within the meaning of section 422(a)(2). This discussion is only a summary, does not purport to be complete, and does not cover, among other things, state and local tax consequences. Differences in participants' financial situations may cause federal, state, and local tax consequences of participation in the Plan to vary and no assurances are or will be given to any participant regarding the tax consequences of participating in the Plan. Accordingly, the Company urges each participant in the Plan to consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Plan. This discussion is based on the provisions of the Code and applicable regulations thereto, as presently in effect.

Incentive Stock Options

         Under the current provisions of the Code, the optionees in an incentive stock option plan will not recognize income at the time of the grant of the ISO. In addition, the optionee will generally not recognize income upon exercise of the ISO and receipt of the stock subject thereto (the "option stock"). However, the Company will not be entitled to a deduction for compensation expense in connection with granting the ISO. Also, unless the holder disposes of the option stock in a disqualifying disposition, as described below, the Company will not be entitled to a deduction in connection with issuing the option stock.

         The tax consequences to the holder upon disposition of the option stock will depend on whether the disposition occurred within the statutory holding period. The holding period is the later of two years from the Date of Grant or one year from the transfer of the option stock to the optionee on exercise. If the employee-holder disposes of the option stock after the holding period expires, then the disposition is considered a qualifying disposition and the employee will be entitled to capital gain treatment on the difference between the amount he or she receives from the disposition of the option stock and his or her tax basis in the option stock. In a qualifying disposition, the holder's basis is the amount paid on exercise of the option.

         A disposition during the holding period is a disqualifying disposition. When a disqualifying disposition occurs the employee must recognize compensation income in the amount of the bargain purchase element of the option stock the holder disposes of. The bargain purchase element is the difference between the exercise price and the fair market value of the option stock on the date of exercise. The gain attributable to the bargain purchase element is then added to the holder's basis in the option stock to determine gain or loss on the disposition. The gain (or loss) resulting from the disqualifying disposition (i.e. the difference between the proceeds received on disposition and the tax basis) is a capital gain (or loss). The shareholder must recognize the income attributable to the bargain purchase element and the capital gain or loss in the year when the disqualifying disposition occurs. From the Company's perspective, the Company may deduct, as compensation expense, an amount equal to the compensation income the employee recognizes on the bargain purchase element. The Company would be entitled to such a deduction during the year in which the disqualifying disposition occurs.

         The foregoing discussion assumes the fair market value of option stock exercisable by an optionee does not exceed the value limitation of section 422(d) of the Code. Section 422(d) limits the aggregate fair market value of ISO stock exercisable in any calendar year to $100,000, based on the fair market value of the option stock on the Date of Grant. The aggregate fair market value of option stock first exercisable in any one year that exceeds $100,000 is not ISO stock and is treated as stock subject to a non-qualified option. Generally, on exercise of a non-qualified stock option the holder will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. The Company will be entitled to expense as compensation the amount of ordinary income which the holder thus recognizes. Upon the sale of the non-qualified option stock, the holder will recognize short term or long term capital gain, or loss, as the case may be, in an amount equal to the difference between the amount he or she receives from the sale of those shares and his or her tax basis. The holder's tax basis will generally be the exercise price paid plus the amount of ordinary income recognized.

         In order for this plan to qualify, shareholder approval is necessary. A total of 1,000,000 shares of the Company's common stock will be set aside for grants under the plan, both those made as of December 27, 1996 and those which may be made in the future.

         Interests of Directors and Executive Officers in this Proposal. Those Directors and Executive Officers listed above have a substantial interest in this matter to be acted upon by the shareholders.

MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO.
5. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

  PROPOSAL NO. 6 -- REQUESTED SHAREHOLDER ACTION ON THE COMPANY'S 1998 INCENTIVE STOCK OPTION PLAN

         Judging especially by the practice in other successful companies, Management remains committed to the belief that the Company's long-term growth is dependent upon the performance and efforts of management and staff. The Company is a leader in a unique industry which requires a high level of expertise and specialized management skills. However, the pool of knowledgeable management which is capable of skillfully guiding the Company is small. Therefore, Management believes that the recruitment and retention of individuals highly skilled in the operation of a Retail Trade Exchange and similarly skilled in corporate trade transactions requires incentive compensation in the form of stock options.

         Conversely, the inability of the Company to retain and recruit skilled Management would be expected to impair operation of the Company and the ITEX Retail Trade Exchange, reducing the profitability of the Company and the value of the Company to its shareholders. Management believes that the grant of incentive stock options is to the benefit of the Company and will help to ensure the continued viability of the Company as the leader in a specialized industry to the benefit of the Shareholders.

         It is considered appropriate for the Company to provide incentives for superior performance in the form of options to acquire the Company's stock. For that reason, the Board of Directors adopted an incentive stock option plan as of September 3, 1997. Under the Plan, the Company may grant to the Optionee during the period ending on a date not more than ten years from the date of the grant, the option to purchase common stock of the Company at a price per share equal to the bid price of the Company's traded common stock on the date of the grant of the option. Such options vest when they are granted. The Company did not receive nor will it receive any consideration for the granting of the options. Hoever, the Company will received the exercise price on these option, $3.1875 per share, upon exercised of the options.

         If this Plan is not approved by Shareholders it will not mean that the Option were not granted. Those options were validly approved by the Board of Directors. The effect of a Shareholder no vote or non-vote on the proposal would simply preclude the Company from filing an S-8 Registration Statement on those shares thus making it practically impossible for Officers and Directors to exercise those options without subsequently holding the stock issued on exercise for a period in excess of one year. The effective of a Shareholder no vote or non-vote would be to negate the desirablity of the options as a method of compensating the Officers and Directors and to deprive the Company of a source of additional cash which is realized on the payment of the exercise price of the options.

         The following options were granted on September 3, 1997 at an exercise price of $3.1875 per share, the price at which the Company's stock was trading on that date:

              a. Members of the Board of Directors each received an option to purchase 50,000 shares.

              b. Vice President Gerald Pitts was granted the option to acquire 75,000 shares and, based upon her several years of service as a vice president, Mary Scherr was granted the option to acquire 90,000 shares. In addition, Senior Vice President and CFO Joseph Morris was granted the option to acquire 125,000 shares and President and CEO Graham Norris was granted the right to acquire 175,000 shares.

              c. In recognition of extraordinary service to the Company, ITEX USA, Inc. received an option to purchase 50,000 shares and Edward Wittman was granted the right to acquire 50,000 shares in connection with his acceptance of the position of Director of Business Development for the Company.

              d. Mr. Norris was granted the authority, with the concurrence of the Board of Directors to award up to a total of 200,000 additonal options to employees or brokers of the Company.

                             NEW PLAN BENEFITS TABLE
-------------------- -------------------------------------------------- -------------------------------
Class of stock                Name and Position                         Number of Securities Underlying
underlying Options                      of Optionee                     Options Granted
-------------------- -------------------------------------------------- -------------------------------
      Common         Graham H. Norris, President, CEO                   175,000
-------------------- -------------------------------------------------- -------------------------------
      Common         Each Outside Director serving on 09/03/97,         200,000
                     50,000 shares (4 persons)
-------------------- -------------------------------------------------- -------------------------------
      Common         Vice President Mary Scherr (90,000), Vice          315,000
                     President Gerald Pitts (70,000) and Senior Vice
                     President Joseph Morris (125,000)
-------------------- -------------------------------------------------- -------------------------------
                     Executive Group (6 persons)                        465,000

-------------------- -------------------------------------------------- -------------------------------
                     Non-Executive, Director Group (4 persons)          200,000
-------------------- -------------------------------------------------- -------------------------------

Federal Income Tax Consequences

           The Company intends that options granted under the plan will qualify as "incentive stock options" ("ISO") under section 422 ("section 422") of the Internal Revenue Code. The following discussion of the federal income tax consequences of participation in the Plan therefore assumes that: the Plan satisfies the requirements of section 422; that all options granted will, when granted, qualify under section 422 as ISOs and will continue to so qualify at all times until exercise; and that optionees are, at all times beginning with the Date of Grant and ending on the day three months before the date of exercise, be "employees" within the meaning of section 422(a)(2). This discussion is only a summary, does not purport to be complete, and does not cover, among other things, state and local tax consequences. Differences in participants' financial situations may cause federal, state, and local tax consequences of participation in the Plan to vary and no assurances are or will be given to any participant regarding the tax consequences of participating in the Plan. Accordingly, the Company urges each participant in the Plan to consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Plan. This discussion is based on the provisions of the Code and applicable regulations thereto, as presently in effect.

Incentive Stock Options

         Under the current provisions of the Code, the optionees in an incentive stock option plan will not recognize income at the time of the grant of the ISO. In addition, the optionee will generally not recognize income upon exercise of the ISO and receipt of the stock subject thereto (the "option stock"). However, the Company will not be entitled to a deduction for compensation expense in connection with granting the ISO. Also, unless the holder disposes of the option stock in a disqualifying disposition, as described below, the Company will not be entitled to a deduction in connection with issuing the option stock.

         The tax consequences to the holder upon disposition of the option stock will depend on whether the disposition occurred within the statutory holding period. The holding period is the later of two years from the Date of Grant or one year from the transfer of the option stock to the optionee on exercise. If the employee-holder disposes of the option stock after the holding period expires, then the disposition is considered a qualifying disposition and the employee will be entitled to capital gain treatment on the difference between the amount he or she receives from the disposition of the option stock and his or her tax basis in the option stock. In a qualifying disposition, the holder's basis is the amount paid on exercise of the option.

         A disposition during the holding period is a disqualifying disposition. When a disqualifying disposition occurs the employee must recognize compensation income in the amount of the bargain purchase element of the option stock the holder disposes of. The bargain purchase element is the difference between the exercise price and the fair market value of the option stock on the date of exercise. The gain attributable to the bargain purchase element is then added to the holder's basis in the option stock to determine gain or loss on the disposition. The gain (or loss) resulting from the disqualifying disposition (i.e. the difference between the proceeds received on disposition and the tax basis) is a capital gain (or loss). The shareholder must recognize the income attributable to the bargain purchase element and the capital gain or loss in the year when the disqualifying disposition occurs. From the Company's perspective, the Company may deduct, as compensation expense, an amount equal to the compensation income the employee recognizes on the bargain purchase element. The Company would be entitled to such a deduction during the year in which the disqualifying disposition occurs.

         The foregoing discussion assumes the fair market value of option stock exercisable by an optionee does not exceed the value limitation of section 422(d) of the Code. Section 422(d) limits the aggregate fair market value of ISO stock exercisable in any calendar year to $100,000, based on the fair market value of the option stock on the Date of Grant. The aggregate fair market value of option stock first exercisable in any one year that exceeds $100,000 is not ISO stock and is treated as stock subject to a non-qualified option. Generally, on exercise of a non-qualified stock option the holder will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. The Company will be entitled to expense as compensation the amount of ordinary income which the holder thus recognizes. Upon the sale of the non-qualified option stock, the holder will recognize short term or long term capital gain, or loss, as the case may be, in an amount equal to the difference between the amount he or she receives from the sale of those shares and his or her tax basis. The holder's tax basis will generally be the exercise price paid plus the amount of ordinary income recognized.

         In order for this plan to qualify, shareholder approval is necessary. A total of 965,000 shares of the Company's common stock will be set aside for grants under the plan, both those made as of September 3, 1997 and those which may be made in the future.

         Interests of Directors and Executive Officers in this Proposal. Those Directors and Executive Officers listed above have a substantial interest in this matter to be acted upon by the shareholders.

MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO.
6. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.


NOTICE CONCERNING NEXT YEAR'S ANNUAL MEETING: The date by which proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in its proxy statement and form of proxy relating to that Meeting is September 10, 1998.

OTHER BUSINESS

         While the Notice of Annual Meeting of Shareholders provides for transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any other matters to be presented at the meeting other than those referred to in this Proxy Statement. If any other business requiring a vote of the shareholders should come before the meeting, the persons designated as your proxies will vote or refrain from voting in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS:




Graham H. Norris, Sr., President, CEO and Chairman of the Board

                                     EXHIBIT
                                Stock Option Plan

                                ITEX CORPORATION
                        1996-97 KEY EMPLOYEES' INCENTIVE
                                STOCK OPTION PLAN


SECTION 1.        PURPOSE

         The continued growth and success of ITEX CORPORATION (the "Corporation") depend in part on its ability to obtain and retain the services of key employees of the highest competence, and to provide incentives for the effective service of high-level performance. The purposes of this Key Employees' Incentive Stock Option Plan (the "Plan") are to provide a means whereby the Corporation can continue to attract, motivate, and retain key employees who can contribute materially to the Corporation's growth and success, and to facilitate the acquisition of shares of the Corporation's common stock, par value $0.01 per share (the "Stock") by key employees pursuant to the options meeting the requirements of IRC ss. 422, so that such key employees will more closely identify their interests with those of the Corporation and its shareholders.

SECTION 2.        STOCK

         The Stock subject to options under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Stock. Subject to the adjustments described in Section 6 of the Plan, the aggregate number of shares that may be issued pursuant the to the Plan shall not exceed 1,000,000 shares. In the event that any outstanding option granted under the Plan for any reason expires or is terminated, the shares of Stock allocable to the unexercised portion of such option may again be subjected to the grant of options under the Plan.

SECTION 3.        ELIGIBILITY

         The individuals who may participate in this Plan are employees of the Corporation and its subsidiaries, including officers and directors, non-employee directors and other individuals who are not employees of the Corporation, including consultants and advisors; provided however, consultants and advisors may participate only if they render bona fide services to the Corporation that are not in connection with the offer or sale of securities in a capital-raising transaction. The stock option committee (the "Committee") of the Corporation's board of directors (the "Board") or the non-employee directors of the Board (if no such committee is in place) may determine from time to time which eligible individuals will participate in the Plan. No otherwise eligible individual shall have any right to participate in this Plan unless designated by the Committee or the Board. Participants shall receive options to purchase Stock subject to the provisions of this Plan and, to the extent not inconsistent with this Plan, the terms of his or her stock option agreement.

SECTION 4.        EMPLOYEE AND CONSULTANTS OPTIONS

         Employees of the Corporation and its subsidiaries, including officers and directors and other individuals who are not employees of the Corporation, including consultants and advisors shall be granted such options as may be determined by the Committee or the non-employee directors of the Board if no such committee is in place. Consultants and advisors may participate only if they render bona fide services to the Corporation that are not in connection with the offer or sale of securities in a capital-raising transaction.

SECTION 5.        NON-EMPLOYEE DIRECTORS OPTIONS

         Awards of stock options to Non-Employee Directors shall be made only under this Section 5. No perosn, including the members of the Board or the Committee, shall have any discretion as to the selection of eligible recipients or the determination of the amount or terms of such awards pursuant to this
Section 5.

         5.1 Initial Director Options. Upon the effective date of the Plan the Non-Employee Directors shall each receive an Initial Option to acquire 10,000 Shares at an exercise price of $3.75 per share which is the Fair Market Value of a share of the common stock of the Corporation on the Effective Date hereof. Each person who becomes a Non-Employee Director after the Effective Date shall be granted an Initial Option to purchase 10,000 Shares, with an exercise price equal to the Fair Market Value of the Corporation's common stock on the date of grant.

         5.2 Renewal Director Options. Each Non-Employee Director shall be granted an option to purchase 1,000 Shares for each year of service as a Non-Employee Director on the December 15 prior to the Annual Meeting of Shareholders, with an exercise price equal to the Fair Market Value of the Corporation's common stock on such date.

SECTION 6.        ADMINISTRATION

         The Board shall administer the Plan. Subject to compliance with applicable provisions of the governing law, the Board may delegate administration of the Plan, or specific administrative duties on such terms as the Board deems proper, to the Committee. The Committee shall be composed of not less than three members of the Board. The term the "Board" shall be deemed to replace the term "Committee" until a Committee is duly appointed or, if there is a vacancy on the Committee, until a replacement or successor director is appointed and qualified. The Committee shall have full power and authority, subject to the provisions of the Plan, to:

         (1) To determine eligibility to participate in the Plan and designate participants;

         (2) Determine the number of options to be granted to each participant;

         (3)      Determine the terms of option agreements for each option;

         (4)      Supervise administration of the Plan;

         (5) Interpret the provisions of the Plan and option agreements granted under it; and

         (6) Take all action in connection with the Plan as it deems necessary or advisable.

         Decisions of the Committee shall be final. More than one option may be granted to the same individual. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respects to the Plan or any option granted under it.

SECTION 7.        TERMS AND CONDITIONS OF OPTIONS

         Options under the Plan granted by the Committee shall be evidenced by stock option agreements in such form as the Committee shall from time to time approve, and shall comply with and be subject to the following terms and conditions.

         7.1 Number of Shares. Each option agreement shall state the number of shares of Stock subject to the option.

         7.2 Option Price. Each option agreement shall state the option price, which shall be not less than 100% (110% for 10% Shareholders, as defined below) of the fair market value, on the date the option is granted, of the shares of Stock subject to the option. A "10% Shareholder" is any person who, at the time an option is granted, owns stock of the Corporation possessing more than 10% of the combined voting power of all classes of stock of the Corporation or any affiliate.

         7.3 Determination of Fair Market Value. The fair market value per share of Stock shall be determined by the Committee in good faith at the time the option is granted.

         7.4 Option Period and Limitations on Exercise. Each option shall expire and shall not be exercisable after the expiration of 10 years (five years for 10% Shareholders) from the date the option is granted, or such lesser period as may be established by the Committee at the time the option is granted. Each option shall be exercisable by the optionee either immediately or after such period, and according to such schedule for exercise, or in such other manner as the Committee shall provide in the option agreement at the time the option is granted.

         Notwithstanding any other provision of the Plan, and unless otherwise resolved by the Committee, options granted to employees of the Corporation under the Plan shall be exercisable only while the optionee remains an employee of the Corporation, except that in the event of (1) an optionee's termination of employment with the Corporation by reason of disability (within the meaning of IRC ss.22(e)(3), or (2) an optionee's death while an employee of the Corporation, the option agreement may allow the option to remain exercisable, to the extent it was exercisable on the date of termination or the date of death, by the optionee or the estate or devisee of the decedent, until the expiration date of the term of the option or one year after the date of the optionee's termination of employment or death, whichever date is earlier.

         7.5 Securities Restrictions. All option agreements evidencing options granted under the Plan shall provide that:

         (1) If the Committee at any time determines that registration or qualification of the Stock or any option under state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable, then the option may be not be exercised, in whole or in part, until that registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         (2) Any person exercising an option to purchase shares of Stock may be required by the Corporation to give a written representation that he or she is acquiring the shares for his or her own account for investment and not with a view to the distribution of the shares.

         7.6 Payment of Purchase Price. The option price upon exercise of an option under the plan shall be payable to the Corporation in cash or, in the discretion of the Committee, in installments or terms and over periods as the Committee shall determine.

         7.7 Nontransferability. Options shall not be transferable except by testamentary will or the laws of descent and distribution, and shall be exercisable during an optionee's lifetime only be the optionee.

         7.8 Other Provisions. Any option agreement may contain other or additional terms and provisions as may be determined by the Committee to be consistent with the Plan, or necessary or desirable to comply with the provisions of applicable laws, rules, or regulations.

SECTION 8.        ADJUSTMENT

         In the event of any stock split or payment of a dividend on Stock payable in shares of Stock after or at the same time the Plan is approved by the Corporation's shareholders, the shares of Stock then subject to each option (and the number of such shares which, pursuant to Section 2 of the Plan, may be issued under the Plan) shall be increased proportionately without any change in their aggregate purchase price. In the event all the outstanding shares of Stock shall be changed into or exchanged for a different number or class of shares of the corporation, or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation, or otherwise, then there shall be substituted for each share of Stock then subject to each option (and if the Corporation is the surviving corporation in such transaction, for the number of shares which, pursuant to Section 2 of the Plan, may be issued under the Plan), the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate option price for the shares then subject to option. In connection with any adjustment under this Section 8 resulting in a fractional share interest, the interest may be rounded down to the nearest whole share if the interest is less than 0.5 share; otherwise, the fractional share interest may be rounded up to the nearest whole share.

SECTION 9.        PROCEEDS

         The proceeds received by the Corporation from the sale of Stock pursuant to the Plan will be used for general corporate purposes.

SECTION 10.       OBLIGATION TO EXERCISE; RIGHT TO CONTINUED EMPLOYMENT

         The granting of an option shall impose no obligation on the optionee to exercise the option. The granting of an option does not confer any right to be continued in the employment of the Corporation.

SECTION 11.       AMENDMENT AND DISCONTINUANCE

         The Board may alter, amend, suspend, or terminate the Plan, provided that the Board may not, without further approval by the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote:

         (1) Increase the aggregate number of shares of Stock for which options may be granted under the Plan (except for adjustments pursuant to Section 6);

         (2)        Decrease the option price at which stock may be offered;

         (3) Materially modify the requirements as to eligibility for participation in the Plan; or (4) Alter or impair, without the optionee's consent, the rights or obligations under any option previously granted pursuant to the Plan.

SECTION 12.       TERM OF PLAN AND EFFECTIVE DATE

         The Plan shall become effective on the date the Plan is approved by the Board.

         Options may be granted pursuant to the Plan from time to time within 10 years after the plan becomes effective.

AS ADOPTED BY THE BOARD OF DIRECTORS OF ITEX CORPORATION EFFECTIVE THE 27th DAY OF DECEMBER, 1996 PURSUANT TO SECTION 12 HEREOF, AND AS APPROVED BY THE SHAREHOLDERS OF ITEX CORPORATION ON THE 8TH DAY OF JANUARY, 1998.



-----------------------------------------
Graham H. Norris, President and CEO

                                     EXHIBIT
                                Stock Option Plan


                                ITEX CORPORATION
                        1997-98 KEY EMPLOYEES' INCENTIVE
                                STOCK OPTION PLAN


SECTION 1.        PURPOSE

         The continued growth and success of ITEX CORPORATION (the "Corporation") depend in part on its ability to obtain and retain the services of key employees of the highest competence, and to provide incentives for the effective service of high-level performance. The purposes of this Key Employees' Incentive Stock Option Plan (the "Plan") are to provide a means whereby the Corporation can continue to attract, motivate, and retain key employees who can contribute materially to the Corporation's growth and success, and to facilitate the acquisition of shares of the Corporation's common stock, par value $0.01 per share (the "Stock") by key employees pursuant to the options meeting the requirements of IRC ss. 422, so that such key employees will more closely identify their interests with those of the Corporation and its shareholders.

SECTION 2.        STOCK

         The Stock subject to options under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Stock. Subject to the adjustments described in Section 6 of the Plan, the aggregate number of shares that may be issued pursuant the to the Plan shall not exceed 965,000 shares. In the event that any outstanding option granted under the Plan for any reason expires or is terminated, the shares of Stock allocable to the unexercised portion of such option may again be subjected to the grant of options under the Plan.

SECTION 3.        ELIGIBILITY

         The individuals who may participate in this Plan are employees of the Corporation and its subsidiaries, including officers and directors, non-employee directors and other individuals who are not employees of the Corporation, including consultants and advisors; provided however, consultants and advisors may participate only if they render bona fide services to the Corporation that are not in connection with the offer or sale of securities in a capital-raising transaction. The stock option committee (the "Committee") of the Corporation's board of directors (the "Board") or the non-employee directors of the Board (if no such committee is in place) may determine from time to time which eligible individuals will participate in the Plan. No otherwise eligible individual shall have any right to participate in this Plan unless designated by the Committee or the Board. Participants shall receive options to purchase Stock subject to the provisions of this Plan and, to the extent not inconsistent with this Plan, the terms of his or her stock option agreement.

SECTION 4.        EMPLOYEE AND CONSULTANTS OPTIONS

         Employees of the Corporation and its subsidiaries, including officers and directors and other individuals who are not employees of the Corporation, including consultants and advisors shall be granted such options as may be determined by the Committee or the non-employee directors of the Board if no such committee is in place. Consultants and advisors may participate only if they render bona fide services to the Corporation that are not in connection with the offer or sale of securities in a capital-raising transaction.

SECTION 5.        NON-EMPLOYEE DIRECTORS OPTIONS

         Awards of stock options to Non-Employee Directors shall be made only under this Section 5. No person, including the members of the Board or the Committee, shall have any discretion as to the selection of eligible recipients or the determination of the amount or terms of such awards pursuant to this
Section 5.

         5.1 Initial Director Options. Upon the effective date of the Plan the Non-Employee Directors shall each receive an Initial Option to acquire 50,000 Shares at an exercise price of $3.1875 per share which is the Fair Market Value of a share of the common stock of the Corporation on the Effective Date hereof. Each person who becomes a Non-Employee Director after the Effective Date shall be granted an Initial Option to purchase 50,000 Shares, with an exercise price equal to the Fair Market Value of the Corporation's common stock on the date of grant.

         5.2 Renewal Director Options. Each Non-Employee Director shall be granted an option to purchase 1,000 Shares for each year of service as a Non-Employee Director on the December 15 prior to the Annual Meeting of Shareholders, with an exercise price equal to the Fair Market Value of the Corporation's common stock on such date.

SECTION 6.        ADMINISTRATION

         The Board shall administer the Plan. Subject to compliance with applicable provisions of the governing law, the Board may delegate administration of the Plan, or specific administrative duties on such terms as the Board deems proper, to the Committee. The Committee shall be composed of not less than three members of the Board. The term the "Board" shall be deemed to replace the term "Committee" until a Committee is duly appointed or, if there is a vacancy on the Committee, until a replacement or successor director is appointed and qualified. The Committee shall have full power and authority, subject to the provisions of the Plan, to:

         (1) To determine eligibility to participate in the Plan and designate participants;

         (2) Determine the number of options to be granted to each participant;

         (3)      Determine the terms of option agreements for each option;

         (4)      Supervise administration of the Plan;

         (5) Interpret the provisions of the Plan and option agreements granted under it; and

         (6) Take all action in connection with the Plan as it deems necessary or advisable.

         Decisions of the Committee shall be final. More than one option may be granted to the same individual. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respects to the Plan or any option granted under it.

SECTION 7.        TERMS AND CONDITIONS OF OPTIONS

         Options under the Plan granted by the Committee shall be evidenced by stock option agreements in such form as the Committee shall from time to time approve, and shall comply with and be subject to the following terms and conditions.

         7.1 Number of Shares. Each option agreement shall state the number of shares of Stock subject to the option.

         7.2 Option Price. Each option agreement shall state the option price, which shall be not less than 100% (110% for 10% Shareholders, as defined below) of the fair market value, on the date the option is granted, of the shares of Stock subject to the option. A "10% Shareholder" is any person who, at the time an option is granted, owns stock of the Corporation possessing more than 10% of the combined voting power of all classes of stock of the Corporation or any affiliate.

         7.3 Determination of Fair Market Value. The fair market value per share of Stock shall be determined by the Committee in good faith at the time the option is granted.

         7.4 Option Period and Limitations on Exercise. Each option shall expire and shall not be exercisable after the expiration of 10 years (five years for 10% Shareholders) from the date the option is granted, or such lesser period as may be established by the Committee at the time the option is granted. Each option shall be exercisable by the optionee either immediately or after such period, and according to such schedule for exercise, or in such other manner as the Committee shall provide in the option agreement at the time the option is granted.

         Notwithstanding any other provision of the Plan, and unless otherwise resolved by the Committee, options granted to employees of the Corporation under the Plan shall be exercisable only while the optionee remains an employee of the Corporation, except that in the event of (1) an optionee's termination of employment with the Corporation by reason of disability (within the meaning of IRC ss.22(e)(3), or (2) an optionee's death while an employee of the Corporation, the option agreement may allow the option to remain exercisable, to the extent it was exercisable on the date of termination or the date of death, by the optionee or the estate or devisee of the decedent, until the expiration date of the term of the option or one year after the date of the optionee's termination of employment or death, whichever date is earlier.

         7.5 Securities Restrictions. All option agreements evidencing options granted under the Plan shall provide that:

         (1) If the Committee at any time determines that registration or qualification of the Stock or any option under state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable, then the option may be not be exercised, in whole or in part, until that registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         (2) Any person exercising an option to purchase shares of Stock may be required by the Corporation to give a written representation that he or she is acquiring the shares for his or her own account for investment and not with a view to the distribution of the shares.

         7.6 Payment of Purchase Price. The option price upon exercise of an option under the plan shall be payable to the Corporation in cash or, in the discretion of the Committee, in installments or terms and over periods as the Committee shall determine.

         7.7 Nontransferability. Options shall not be transferable except by testamentary will or the laws of descent and distribution, and shall be exercisable during an optionee's lifetime only be the optionee.

         7.8 Other Provisions. Any option agreement may contain other or additional terms and provisions as may be determined by the Committee to be consistent with the Plan, or necessary or desirable to comply with the provisions of applicable laws, rules, or regulations.

SECTION 8.        ADJUSTMENT

         In the event of any stock split or payment of a dividend on Stock payable in shares of Stock after or at the same time the Plan is approved by the Corporation's shareholders, the shares of Stock then subject to each option (and the number of such shares which, pursuant to Section 2 of the Plan, may be issued under the Plan) shall be increased proportionately without any change in their aggregate purchase price. In the event all the outstanding shares of Stock shall be changed into or exchanged for a different number or class of shares of the corporation, or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation, or otherwise, then there shall be substituted for each share of Stock then subject to each option (and if the Corporation is the surviving corporation in such transaction, for the number of shares which, pursuant to Section 2 of the Plan, may be issued under the Plan), the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate option price for the shares then subject to option. In connection with any adjustment under this Section 8 resulting in a fractional share interest, the interest may be rounded down to the nearest whole share if the interest is less than 0.5 share; otherwise, the fractional share interest may be rounded up to the nearest whole share.

SECTION 9.        PROCEEDS

         The proceeds received by the Corporation from the sale of Stock pursuant to the Plan will be used for general corporate purposes.

SECTION 10.       OBLIGATION TO EXERCISE; RIGHT TO CONTINUED EMPLOYMENT

         The granting of an option shall impose no obligation on the optionee to exercise the option. The granting of an option does not confer any right to be continued in the employment of the Corporation.

SECTION 11.       AMENDMENT AND DISCONTINUANCE

         The Board may alter, amend, suspend, or terminate the Plan, provided that the Board may not, without further approval by the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote:

         (1) Increase the aggregate number of shares of Stock for which options may be granted under the Plan (except for adjustments pursuant to Section 6);

         (2)      Decrease the option price at which stock may be offered;

         (3) Materially modify the requirements as to eligibility for participation in the Plan; or

         (4) Alter or impair, without the optionee's consent, the rights or obligations under any option previously granted pursuant to the Plan.

SECTION 12.       TERM OF PLAN AND EFFECTIVE DATE

         The Plan shall become effective on the date the Plan is approved by the Board.

         Options may be granted pursuant to the Plan from time to time within 10 years after the plan becomes effective.

AS ADOPTED BY THE BOARD OF DIRECTORS OF ITEX CORPORATION EFFECTIVE THE 3rd DAY OF SEPTEMBER, 1997 PURSUANT TO SECTION 12 HEREOF, AND AS APPROVED BY THE SHAREHOLDERS OF ITEX CORPORATION ON THE 8th DAY OF JANUARY, 1998.



-----------------------------------------
Graham H. Norris, President and CEO

                              AMENDED AND RESTATED

                                   BY-LAWS OF

                                ITEX CORPORATION

                             (A Nevada Corporation)


                                    ARTICLE I

OFFICES AND CORPORATE SEAL.

         1. Offices. The Corporation may maintain offices at such places, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors.

         2. Corporate Seal. A corporate seal need not be affixed to any instrument executed by or on behalf of the Corporation. Nevertheless, if a seal is used, it will contain the name of the Corporation, the year of its organization and words "Corporate Seal, Nevada".

                                   ARTICLE II
MEETINGS OF SHAREHOLDERS.

         1. Shareholders Meeting. All meetings of shareholders will be held at such place as may be fixed from time to time by the Board of Directors, or in the absence of direction by the Board of Directors, by the President or Secretary of the Corporation, either within or without the State of Nevada, as will be stated in the notice of the meeting or in a duly executed waiver of notice.

         2. Annual Meetings. Annual meetings of the shareholders will be held on the first Thursday of December if not a legal holiday, and if a legal holiday, then on the next business day following, or at such other date and time as will be designated from time to time by the Board of Directors and stated in the notice of the meeting. At the annual meeting, shareholders will elect a Board of Directors and transact such other business as may properly be brought before the meeting.

         3. Notice of Annual Meeting. Written notice of the annual meeting stating the place, date, and hour of the meeting will be given to each shareholder of record entitled to vote at such meeting no less than ten (10) nor more than sixty (60) days before the date of the meeting. Notice shall be deemed given on the date of mailing to the address of the shareholder on the records of the Corporation.

         4. Record Date. For the determination of shareholders entitled to notice of or to vote at any meeting the Board of Directors may fix, in advance, a record date, which will be no more than sixty (60) days nor less than ten (10) days before the date of the meeting.

         5. List of Shareholders. The Officer who has charge of the stock ledger of the Corporation will prepare and make, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, showing the address and the number of shares registered in the name of each shareholder. Such list will be considered confidential and shall not be available for copying or reproduction. Individual shareholders may examine such list to verify personal information during normal business hours, for a period of at least ten (10) days prior to the meeting. The examination will be at a place within the city where the meeting is to be held, which place will be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list will also be produced and kept at the time and place of the meeting and may be inspected by any shareholder present.

         6. Special Meeting of Shareholders. Special meetings of the shareholders, for any purpose or purposes, unless otherwise proscribed by statute, may be called by the President. A special meeting will be called by the President or Secretary at the request, in writing, of a majority of the Board of Directors, or at the request, in writing, of a shareholder owning a majority amount of the entire capital stock of the Corporation, which is issued, outstanding, and entitled to vote. Such request will state the purpose or purposes of the proposed meeting.

         7. Notice of Special Meetings. Written notice of a special meeting stating the place, date, and hour of the meeting and the purpose or purposes for which the meeting is called will be given not less than ten (10) or more than sixty (60) days before the date of the meeting to each shareholder of record entitled to vote at such meeting. Business transacted at any special meeting of shareholders will be limited to the purposes stated in the notice. Notice shall be deemed given on the date of mailing to the address of the shareholder on the records of the Corporation.

         8. Notice of Specific Purpose. Business transacted at a special meeting shall be limited to the purposes stated in the notice of the annual meeting or a special meeting with the exception of shareholder proposals made pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 which provides for shareholder proposals to be included in proxy statements.

         9. Quorum and Adjournment. The holders of a majority of the shares issued, outstanding, and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute. If, however, such quorum is not present or represented at any meeting of the shareholders, the shareholders entitled to vote at the meeting, present in person or represented by proxy, have the power to adjourn the meeting to another time or place, without notice other than announcement at the meeting at which adjournment is taken, until a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the meeting.

         10. Majority Required. When a quorum is present at any meeting, the vote of the holders of a majority of voting power present, whether in person or represented by proxy, will decide any questions brought before such meeting, unless the question is one upon which a different vote is required by statute, the Articles of Incorporation, or these By-Laws.

         11. Voting. At every meeting of the shareholders, each shareholder will be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such shareholder.

         12. Proxies. Every proxy must be dated and signed by the shareholder or by his or her attorney-in-fact. No proxy will be valid after eleven (11) months from its date, unless the proxy provides for a longer period.

         13. Cumulative Voting. There shall not be cumulative voting in this Corporation.

         14. Action Without Meeting. Any action required or permitted to be taken at any annual or special meeting of shareholders may be taken without meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of a majority of the voting power of all the outstanding shares entitled to vote with respect to the subject matter of the action.

         15. Waiver of Notice. Attendance of a shareholder at a meeting will constitute waiver of notice of such meeting, except when such attendance at the meeting is for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Any shareholder may waive notice of any annual or special meeting of shareholders by executing a written notice of waiver either before or after the time of the meeting.

                                   ARTICLE III

DIRECTORS.

         1. Number and Qualifications of Classified Directors. The number of Directors which will constitute the whole Board will be not fewer than two (2) nor more than nine (9). The Directors need not be shareholders or residents of any particular state.

The Directors shall be classified with respect to the time for which they hold office by dividing them into three (3) classes, each consisting of three (3) Directors, and each Director of the Corporation shall hold office until his successor shall be elected and shall qualify. At the first annual meeting of shareholders following the adoption of these By-Laws, the Directors of the first class shall be elected for a term of one (1) year; the Directors of the second class shall be elected for a term of two (2) years; the Directors of the third class shall be elected for a term of three (3) years; and at each annual election thereafter the successors to the class of Directors whose terms shall expire that year shall be elected to hold office for the term of three years, so that the term of office of one class of Directors shall expire in each year.

         2. Vacancies. Vacancies and newly created Directorships resulting from any increase in the authorized number of Directors may be filled by the affirmative vote of an affirmative vote of two-thirds (2/3) of the remaining Directors then in office, though not less than a quorum, or by a sole remaining Director, and the Directors so chosen will hold office until the next annual election and until their successors are duly elected and qualified, unless sooner displaced. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute.

         3. Removal of Directors by Shareholders. Any Director may be removed in accordance with Nevada law.

         4. Removal of Directors by Directors. A Director may be removed by a two-thirds vote of the Board of Directors and may only be removed for cause. A director whose removal is sought shall be entitled to a notice of the charges against him and a reasonable opportunity to respond to such charges.

         5. Resignation. Any Director may resign his or her office at any time. The resignation will be made in writing and will take effect immediately without acceptance. Such resignation shall not affect the legality of any action taken by the Board of Directors or any Committee of the Board between the effective time of the resignation and receipt of notice thereof by the Board or Executive Committee.

         6. Powers. The business and affairs of the Corporation will be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts as are not by statute, the Articles of Incorporation, or these By-Laws directed or required to be exercised or done by the shareholders.

         7. Annual Meetings. The first meeting of each newly elected Board of Directors will be held immediately following the annual meeting of shareholders and in the same place as the annual meeting of shareholders. No notice to the newly elected Directors of such meeting will be necessary in order legally to hold the meeting, provided a quorum is present. In the event such meeting is not held, the meeting may be held at such time and place as will be specified in a notice given as provided for special meetings of the Board of Directors, or as will be specified in a written waiver by all of the Directors.

         8. Place of Meeting. The Board of Directors of the Corporation may hold meetings, both regular and special, within or without the State of Nevada.

         9. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as will from time to time be determined by the Board.

         10. Meetings by Telephone Conference Call. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference call by telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at such meeting.

         11. Special Meetings. Special meetings of the Board may be called by the President or the Secretary on two (2) days notice to each Director either personally, by mail, by telegram or telefax, or by telephone. Special meetings will be called by the President or Secretary in like manner and on like notice on the written request of two (2) Directors.

         12. Quorum. A majority of the membership of the Board of Directors will constitute a quorum and the concurrence of a majority of those present will be sufficient to conduct the business of the Board, except as may be otherwise specifically provided by statute, the Articles of Incorporation, or these By-Laws. If a quorum is not present at any meeting of the Board of Directors, the Directors then present may adjourn the meeting to another time or place, without notice other than announcements at the meeting, until a quorum is present.

         13. Action Without Meeting. Unless otherwise restricted by these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee may be taken without a meeting, if all members of the Board or committee, as the case may be, consent in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

         14. Executive Committee. The Board of Directors may appoint, from among its members, an Executive Committee of not less than two (2) Directors. Such committee will have the power to exercise all of the functions of the Board of Directors between regular and special meetings of the Board of Directors. Special meetings of the Executive Committee will be called, and notice given or waived, in the same manners as is provided in these By-Laws for the call, notice, and waiver of notice of special meetings of the Board of Directors.

         15. Compensation. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a Director. No such payment will preclude any Director from serving the Corporation in any other capacity and receiving compensation. Members of special or standing committees may be allowed compensation for attending committee meetings. The amount or rate of such compensation of members of the Board of Directors or of committees will be established by the Board of Directors and will be set forth in the minutes of the Board.

         16. Waiver of Notice. Attendance as a Director at a meeting will constitute waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Any Director may waive notice of any annual, regular, or special meeting of Directors of the Executive Committee by executing a written notice of waiver either before or after the time of the meeting.

         17. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless s/he shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

                                   ARTICLE IV

OFFICERS.

         1. Officers and Qualifications. The Officers of the Corporation will be a President, a Secretary, a treasurer, and such other Officers, including one
(1) or more Vice-Presidents as the Board of Directors may determine. Any two (2) offices, except the offices of President and Secretary, may be held by the same person.

         2. Other Officers and Agents. The Board of Directors may appoint such Officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such power and perform such duties as shall be determined from time to time by the Board of Directors.

         3. Election. All Officers of the Corporation will be chosen annually by the Board of Directors at its meeting held immediately after the annual meeting of shareholders, unless an employment agreement with such Officer is for a longer period than one (1) year.

         4. Term of Office. All Officers will hold office at the pleasure of the Board of Directors. Any Officer may be removed either with or without cause by a vote of a majority of the Board of Directors.

         5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or otherwise may be filled by the Board of Directors at any time.

         6. Salaries. The salaries of the Officers will be fixed from time to time by the Board of Directors. No Officer will be prevented from receiving such salary by reason of the fact that such person is also a Director of the Corporation.

         7.       Duties.

         (A) President: The President will preside at all meetings of the shareholders and of the Board of Directors. He or she will cause to be called regular and special meetings of the shareholders and Directors in accordance with the requirements of the statute and these By-Laws. He or she will present at each annual meeting of the shareholders and Directors a report of the condition of the business of the Corporation. He or she will cause all books, reports, statements, and certificates to be properly kept and filed as required by law and will sign all certificates and conveyances, all contracts and agreements, and all other instruments requiring execution on behalf of the Corporation. He or she will act as operating and directing head of the Corporation, subject to policies established by the Board of Directors.

         (B) Vice-President: There will be as many Vice-Presidents as the Board of Directors from time to time may choose, and they will perform duties as from time to time may be assigned to them. Any one of the Vice-Presidents, as authorized by the Board, will have all the powers and perform all the duties of the President in case of a temporary absence of the President or in case of his or her temporary inability to act.

         (C) Secretary: The Secretary will keep the minutes of all meetings of shareholders, of the Board of Directors, and of any standing committees. He or she will be the custodian of the Corporation seal and will affix it to all proper instruments when deemed advisable by him or her. He or she will have charge of the stock ledger of the Corporation and will give or cause to be given required notices of all meetings of the shareholders and of the Board of Directors. He or she will have charge of all the books and records of the Corporation except the books of account, and in general will perform all the duties incident to the office of Secretary of a Corporation and such other duties as may be assigned to him or her.

         (D) Treasurer: The Treasurer will have general custody of all the funds and securities of the Corporation except such as may be required by law to be deposited with any state official. He or she will see to the deposit of the funds of the Corporation in such bank or banks as the Board of Directors may designate. Regular books of account will be kept under his or her direction and supervision, and he or she will at all reasonable hours exhibit books and accounts to any Director at the office of the Corporation during business hours. He or she will render a report of the condition of the finances of the Corporation at each regular meeting of the Board of Directors and at such other times as will be required of him or her, and he or she will make a full financial report at the annual meeting of the shareholders. He or she will have charge of the preparation and filing of such reports, financial statements, and returns as may be required by law. He or she will give the Corporation such fidelity bond as may be required. The premium will be paid by the Corporation as operating expense.

                                    ARTICLE V

STOCK.

         1. Certificate of Stock. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the President or a Vice-President and the treasurer or an assistant treasurer, or the Secretary of the Corporation, certifying the number of shares owned. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, referenced and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in the General Corporation Law of Nevada, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock., a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Where a certificate is countersigned (1) by a transfer agent other than the Corporation or its employee; or (2) by a registrar other than the Corporation or its employees, the signatures of such Officers may be facsimiles.

         2. Lost Certificates. New certificates of stock may be issued in the place of any certificate theretofore issued by the Corporation, alleged to have been lost or destroyed, and the Directors may, in their discretion, require the owner of the lost or destroyed certificate, or his or her legal representative, to give the Corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the Corporation against it on account of the alleged loss of any such new certificate.

         3. Transfer of Shares. The shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other persons as the Directors may designate, by whom they shall be canceled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

         4. Shareholders Record Dates. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of shareholders of record entitled to notice of or to vote a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                   ARTICLE VI

DIVIDENDS.

         Subject to the provisions of the Articles of Incorporation, the Board of Directors may, in accordance with statute, at any regular or special meeting, declare a cash or stock dividends upon the capital stock of the Corporation as and when they deem expedient. Before declaring any dividends there may be set apart out of any funds of the Corporation available for dividends, such sums or sums as the Directors from time to time in their discretion deem proper working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Directors shall deem conducive to the interests of the Corporation.

                                   ARTICLE VII

         FISCAL YEAR.

         The fiscal year of the Corporation will be the year ending July 31.

                                  ARTICLE VIII

LOANS TO DIRECTORS, OFFICERS, OR EMPLOYEES.

         The Board of Directors may authorize the Corporation to make a loan to any Officer or employee of the Corporation (including any Director who is also an Officer or employee), or to guarantee indebtedness of or otherwise use its credit to assist such Officer or employee, if the Board determines that the loan may reasonably be expected to benefit the Corporation. Any resolution properly adopted by the Board authorizing a loan to any Officer or employee of the Corporation (or authorizing any such guarantee or use of credit) will conclusively evidence such a determination by the Board, whether or not specifically expressed.

                                   ARTICLE IX

CHECKS.

         All checks, drafts, or other orders for the payment of money, notes or other evidence of indebtedness issued in the name of the Corporation shall be signed by an Officer or Officers, agent or agents of the Corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

                                    ARTICLE X

NOTICE AND WAIVER OF NOTICE.

         (A) Whenever any notice is required by these By-Laws to be given, personal notice is not meant unless expressly stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his or her address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such mailing. Shareholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by statute.
         (B) Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the Corporation or these By-Laws, a waiver thereof in writing by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed proper notice.

                                   ARTICLE XI

REPEAL, ALTERATION OR AMENDMENT.

         These By-Laws may be repealed, altered, or amended or substitute By-Laws may be adopted at any time only by the affirmative vote of two-thirds (2/3) of the Board of Directors.

                                   ARTICLE XII

INDEMNIFICATION.

         The Corporation may, upon determination of the Board of Directors, in its sole discretion, indemnify any and all of its Directors or former Directors, their personal representatives and heirs, and any and all of the Officers, agents, and employees or former Officers, agents, and employees of the Corporation, their personal representatives and heirs, against expenses incurred by them or judgments or penalties rendered or levied against any such person in a legal action (whether civil, criminal, administrative, or other) brought against any such person for actions or omissions alleged to have been committed by any such person while acting within the scope of his or her employment as a Director, Officer, agent, or employee of the Corporation, provided that in all cases, the Board of Directors determines, in good faith, that such person did not act, fail to act, or refuse to act willfully or with gross negligence, with fraudulent intent, or with criminal intent with regard to the matter involved in the action. The term "expenses" as used herein, shall include all obligations incurred by such person for payment of money, including, without limitation, legal fees and amounts paid in settlement of any such action. A judgment or conviction (whether based on a plea of guilty or nolo contenders or its equivalent, or after trial) shall not be conclusive as to whether the person against whom a judgment is rendered acted, or failed to act, or refused to act willfully or with gross negligence or with fraudulent or criminal intent with respect to the matter involved in the action. Any determination with respect to indemnity shall be made by resolution adopted by a majority and quorum of the Board of Directors, excluding from such majority and quorum of the Board of Directors who have incurred expenses, judgments, or penalties in connection with such action; and if there is no quorum of Directors who are not so excluded, then by resolution adopted by a majority of a committee of non-excluded Directors and/or shareholders appointed by the Board of Directors (all Directors being eligible to participate in such appointment). The right of indemnification provided in these Articles shall not be exclusive of any other right which such Directors, Officers, and employees of the Corporation and other persons above-mentioned, may have or hereafter acquire. A member of any committee appointed by the Board of Directors shall have the same right to indemnification as a Director with respect to alleged acts or omissions by him or her as a member of such committee.

         Adopted this 3rd day of September , 1997.


/s/ Graham H. Norris                                 /s/ Donovan C. Snyder
--------------------                                 ---------------------
President                                            Secretary

                              AMENDED AND RESTATED
                              --------------------
                            ARTICLES OF INCORPORATION
                            -------------------------
                                       OF
                                       --
                                ITEX CORPORATION
                                ----------------

                        FIRST. The name of the Corporation is:

                                ITEX CORPORATION

                        SECOND. Its registered office in the State of Nevada is located at 2533 North Carson Street, Carson City, Nevada 89706. The Corporation may maintain an office, or offices, in such other place within or without the State of Nevada as may be from time to time designated by the Board of Directors, or by the By-Laws of said Corporation, and the Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of Directors and Shareholders, outside the State of Nevada as well as within the State of Nevada.

                        THIRD. The object for which the Corporation is formed is to engage in any lawful activity.

                        FOURTH. The total capital of the Corporation shall be 50,000,000 shares. Of these, 45,000,000 shares shall be voting Common Stock. The balance of 5,000,000 shares shall be Preferred Stock in such series, in such number of shares of each series, with such voting powers, preferences, limitations, restrictions, relative rights and distinguishing designations as described in a resolution of the Board of Directors before the issuance of shares of such series. Shares may be issued by the Corporation from time to time for such consideration as may be fixed by the Board of Directors.

                        FIFTH. The governing board of the Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of the Corporation, providing that the number of directors shall not be reduced to fewer than one (1).

               NAME                        BUSINESS ADDRESS

               Graham H. Norris            P.O. Box 2309
                                           Portland, OR 97208-2309

               Mary J. Scherr              P.O. Box 2309
                                           Portland, OR 97208-2309

               Joseph Morris               18306 E. Wesley Place
                                           Aurora, CO 80013

               Charles Padbury             1585 SW Marlow, #100
                                           Portland, OR 97225

               Ronald P. Erickson          1520 Eastlake Ave. E., Suite 210
                                           Seattle, WA 98102

               Evan Ames                   15200 NW Acorn Place
                                           Beaverton, OR 97006

               Robert Nelson               1130 SW Morrison St., #408
                                           Portland, OR 97205

                        SIXTH. The existence of the Corporation is to be perpetual.

                        SEVENTH. The affairs of the Corporation are to be conducted by the Officers and persons fixed by the By-Laws; and such persons are to be chosen at the times and places and in the manner fixed by the By-Laws.

                        EIGHTH. The Corporation may become seized and possessed of either real or personal estate, or both, to an unlimited extent, but a limit to the value of the property so held may be fixed by the By-Laws.

                        NINTH. The amount of indebtedness or liability which the Corporation may at any time incur shall be unlimited, unless a limit thereto be fixed by the By-Laws.

                        TENTH. The private property of the Shareholders shall not be subject to the payment of corporate debts to any extent whatever.

                        ELEVENTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make and to alter the By-Laws; to fix the amount to be reserved as working capital, and to authorize, and cause to be executed, mortgages and liens, without limit as to amount, upon the property and franchises of the Corporation, and, in general, to exercise all powers and authorities not expressly withheld from them by the law, or these Articles of Incorporation or the action of the Shareholders.

                With the consent in writing, and pursuant to a vote of the holders of Sixty percent (60%) of the Capital Stock issued and outstanding, the Directors shall have authority to dispose, in any manner of the whole property of this Corporation.

                The By-Laws shall determine whether and to what extent the accounts and books of this Corporation, or any of them shall be open to the inspection of the Shareholders; and no Shareholder shall have any right of inspecting any account, or book, or document of this Corporation, except as conferred by law or the By-Laws, or by resolution of the Shareholders.

                The Shareholders and Directors shall have power to hold their meetings, and keep the books, outside of the State of Nevada, at such places as may be from time to time designated.

                        TWELFTH. The resident agent for the Corporation shall be:
                            LAUGHLIN ASSOCIATES, INC.
The address of said agent, and the registered or statutory address of the Corporation in the State of Nevada, shall be:
                            2533 North Carson Street
                            Carson City, Nevada 89706

                        THIRTEENTH. No Shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

                        FOURTEENTH. No Director or Officer of the Corporation shall be personally liable to the Corporation or any of its Shareholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (ii) the payment of dividends in violation of
Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a Director or Officer of the Corporation for acts or omissions prior to such repeal or modification.

                        FIFTEENTH. The Corporation shall indemnify any person by reason of the fact that s/he is or was a Director or Officer of the Corporation to the fullest extent allowed by Nevada Revised Statute 78.751.

                        SIXTEENTH. The Corporation reserves the right to amend, alter, change, or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon Shareholders herein are granted subject to this reservation.

                        SEVENTEENTH.  The  amendment  was adopted on
1997 at the annual meeting of the Shareholders.  There were present in person or
by proxy at this  meeting                        common  shares,  out of a total
of                         shares of common stock held of record at the close of
business on               .                      votes were cast,  in person and
by proxy  on  the resolution  to  approve  the  proposed  Restated  Articles  of
Incorporation of the Corporation. We certify that             common shares were
voted for the resolution;                   common shares were voted against the
resolution; and                common shares abstained.

                        EIGHTEENTH.   The   proposal  for  the   amendment   was
unanimously adopted by the Board of Directors of the Corporation following Nevada Revised Statute 78.390 on December ,1997. ----------

                        NINETEENTH. We certify that we have executed this Certificate to Restate the Articles of Incorporation of ITEX Corporation as originally filed on October 1, 1985, and as amended by filings on October 1, 1985, May 19, 1986, April 12, 1991, and May 5, 1995.


----------------------              ----------------------
President & CEO                     Secretary